Exhibit 10.21

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of [__], 2025, and shall be effective as of the Closing (defined below), by and among (i) Columbus Circle Capital Corp I, a Cayman Islands exempted company (the “Company” or “SPAC”), (ii) Columbus Circle 1 Sponsor Corp LLC, a Delaware limited liability company (the “Sponsor”), (iii) ProCap Financial, Inc., a Delaware corporation (“Pubco”), (iv) ProCap BTC, LLC, a Delaware limited liability company (the “Target Company”), (v) Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, (vi) Clear Street LLC and (vii) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor and other transferees of the applicable Company securities, is referred to as an “Insider” pursuant to the terms of the Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Letter Agreement (as defined below) (and if such term is not defined in the Original Letter Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, the Company, the Sponsor and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of May 15, 2025 (the “Original Letter Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Ordinary Shares that they may have in connection with the consummation of a proposed Business Combination, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares (although they will be entitled to liquidating distributions from the trust account with respect to any Offering Shares), (iii) vote any Ordinary Shares owned by it, him or her in favor of any proposed Business Combination for which the Company seeks approval and (iv) certain transfer restrictions with respect to the Founder Shares, Private Placement Units (and the Private Placement Warrants and the Private Placement Shares underlying such Private Placement Units and the Ordinary Shares underlying such Private Placement Warrants), Private Placement Shares, and Private Placement Warrants (and the Ordinary Shares underlying such Private Placement Warrants);

WHEREAS, the Company, Pubco, the Target Company and Crius SPAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“SPAC Merger Sub”), Crius Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub”) and Inflection Points Inc d/b/a Professional Capital Management, a Delaware corporation (the “Seller”) entered into that certain Business Combination Agreement, dated as of June 23, 2025 (as amended by the First Amendment to the Business Combination Agreement dated as of July 28, 2025, and as it may be further amended or restated from time to time, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, among other matters, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”):  (a) in accordance with the Companies Act (Revised) of the Cayman Islands (the “Companies Act”), SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “SPAC Merger”), and each issued and outstanding security of SPAC immediately prior to the effective time of the SPAC Merger shall no longer be outstanding and shall automatically be cancelled in exchange for the right to receive a substantially equivalent Pubco security; (b) the non-redeeming Public Shareholders will receive an aggregate number of shares of Pubco Common Stock equal to 15% of the Adjustment Shares; (c) in accordance with the Delaware General Corporation Law (“DGCL”), Company Merger Sub will merge with and into the Target Company, with the Target Company continuing as the surviving entity (the “Company Merger”, and together with SPAC Merger, the “Mergers”), and with the members of the Target Company receiving, in exchange for their membership interests in the Target Company, shares of Pubco Common Stock, including 85% of the Adjustment Shares, as described in the Business Combination Agreement; and (d) as a result of the Business Combination, SPAC and the Target Company will become wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company;

WHEREAS, the parties hereto desire to amend the Original Letter Agreement (i) to add Pubco and the Target Company as parties to the Letter Agreement, and (ii) to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including without limitation the issuance of shares of Pubco Common Stock and Pubco Warrants in exchange for the Company’s Ordinary Shares and Warrants, respectively; and

WHEREAS, pursuant to Section 12 of the Original Letter Agreement, the Original Letter Agreement can be amended with the written consent of all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco and the Target Company as Parties to the Letter Agreement. The parties hereby agree to add Pubco and the Target Company as parties to the Letter Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Letter Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to the Company under the Letter Agreement relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Letter Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to the Letter Agreement. The parties hereby agree to the following amendments to the Letter Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Letter Agreement as if they were set forth therein.

(b) The parties hereby agree that (i) the terms “Offering Shares,” “Class A Ordinary Shares,” “Class B Ordinary Shares,” “Ordinary Shares,” and “Founder Shares”, as used in the Letter Agreement shall include without limitation any and all shares of Pubco Common Stock into which any such securities will convert in the Mergers, and (ii) the terms “Private Placement Shares” and “Private Placement Warrants” shall include without limitation any and all shares of Pubco Common Stock and Pubco Private Warrants into which such securities, respectively, will convert in the SPAC Mergers. The parties further agree that from and after the Closing, any reference in the Letter Agreement to the terms “Private Placement Shares” and “Private Placement Warrants” will instead refer to shares of Pubco Common Stock and any warrants of Pubco or any successor entity issued in consideration of or in exchange for any of such warrants.

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Letter Agreement, including without limitation Section 19 thereof.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

SPONSOR

COLUMBUS CIRCLE 1 SPONSOR CORP LLC

By:
Name:
Title:

COMPANY:

COLUMBUS CIRCLE CAPITAL CORP I, a Cayman Islands exempted company

By:
Name:
Title:

pubco:

PROCAP FINANCIAL, INC.

By:
Name:
Title:

{Signature Page to Amendment to Letter Agreement}

Name:	Gary Quin

Name:	Garrett Curran

Name:	Alberto Alsina Gonzalez

Name:	Dr. Adam Back

Name:	Matthew Murphy

Name:	Joseph W. Pooler

Name:	Dan Nash

{Signature Page to Amendment to Letter Agreement}

Accepted and agreed:

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC

By:
Name:
Title:

Clear Street LLC

By:
Name:
Title:

{Signature Page to Amendment to Letter Agreement}

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